SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTON 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 July 15, 1999
                                (Date of Report)

                              AVIS RENT A CAR, INC.
             (Exact Name Of Registrant As Specified In Its Charter)

        DELAWARE                   1-13315                     11-3347585
(State of Incorporation)   (Commission File Number)         (I.R.S. Employer
                                                           Identification No.)

        900 Old Country Road
         Garden City, NY                                          11530
(Address of Principal Executive Offices)                        (Zip Code)

        Registrant's telephone number, including area code: (516) 222-3000

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

      Not applicable

ITEM 2. ACQUISITION OR DISPOSTION OF ASSETS.

      On June 30, 1999, Avis Fleet Leasing and Management Corporation ("Avis Fleet"), a Texas corporation and a wholly-owned subsidiary of Avis Rent A Car, Inc. (the "Company" or "Avis"), merged under Texas law into PHH Holdings Corporation ("PHH Holdings"), a Texas corporation and indirect subsidiary of Cendant Corporation ("Cendant") [NYSE:CD]. Pursuant to the merger (see Exhibits 2.1 and 2.2), both PHH Holdings and Avis Fleet survived as subsidiaries of their respective parent companies and Avis Fleet acquired (i) the stock of the subsidiaries of PHH Holdings which operate vehicle management and fuel card businesses in the United States, Canada and Europe under the PHH and Wright Express names and (ii) all of the property, rights and assets of such businesses. As consideration for such assets, Avis Fleet paid $1.438 billion in cash and issued 7,200,000 shares of its Series A Preferred Stock and 40,000 shares of its Series C Preferred Stock with a liquidation preference of $362 million to PHH Corporation, an indirect subsidiary of Cendant and the parent of PHH Holdings. The consideration was determined through arm's-length negotiation among the parties, and the Company's Board of Directors, as well as a special committee of independent directors. Each received a fairness opinion from nationally recognized investment banking firms. The Company obtained the cash consideration for this acquisition by (x) issuing $500,000,000 of 11% Senior Subordinated Notes due 2009 in a transaction exempt from registration under the Securities Act of 1933 and
      (y) borrowing under a $1.35 billion senior secured credit facility with a syndicate of lenders for which The Chase Manhattan Bank is acting as agent. The Company intends to continue using the assets of the acquired companies for the vehicle management and fuel card businesses. Immediately prior to this acquisition, Cendant beneficially owned approximately 19% of the Company's common stock. In addition, four of the Company's directors are also directors of Cendant and two of such directors are executive officers of Cendant. In addition, Cendant licenses the Avis trademark to the Company pursuant to a 50-year master license agreement and receives royalty fees based upon 4% of the Company's revenue, escalating to 4.5% of the Company's revenue over a 5-year period. In addition, Cendant operates the telecommunications and computer processing systems which includes reservations rental agreement processing and fleet control for which Cendant charges the company at cost.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

      Not applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      Not applicable

ITEM 5. OTHER EVENTS.

      Not applicable

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

      Not applicable

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) Financial Statements of Business Acquired:

      The following financial statements are annexed hereto as Exhibit 99.1 and are incorporated herein by reference:

            PHH Vehicle Management Services

            o Combined Financial Statements as of December 31, 1998 and 1997 and for the years ended December 31, 1998, 1997 and 1996 and Independent Auditors' Report thereon.

            o Unaudited Condensed Combined Financial Statements as of March 31, 1999 and for the three months ended March 31, 1999 and December 31, 1998.

      (b) Pro Forma Financial Information:

      The following unaudited pro forma consolidated financial statements are annexed hereto as Exhibit 99.2 and are incorporated herein by reference:

            o     Pro forma Consolidated Balance Sheet as of March 31, 1999

            o Pro forma Consolidated Statements of Operations for the year ended December 31, 1998 and the three months ended March 31,1999

      The unaudited pro forma consolidated financial statements of the Company have been derived by the application of pro forma adjustments to the historical financial statements of Avis Rent A Car, Inc. ("Avis") and PHH Vehicle Management Services ("VMS"). The unaudited pro forma consolidated statements of operations for the year ended December 31, 1998 and for the three months ended March 31, 1999, give effect to the acquisition discussed in Item 2 as if it had occurred on January 1 of the earliest period presented. The Unaudited Pro Forma Consolidated Financial Statements assumes completion of the transfer of the capital stock of Wright Express Financial Services Corporation (a wholly-owned subsidiary of Wright Express LLC) as part of the acquisition discussed in Item 2 (the "VMS Acquisition"). The unaudited pro forma consolidated balance sheet as of March 31, 1999 gives effect to the acquisition discussed in Item 2 as if it had occurred on such date. The pro forma adjustments are described in accompanying notes.

      The VMS Acquisition will be accounted for using the purchase method of accounting for financial accounting purposes. The purchase price will be allocated to the assets acquired and the liabilities assumed, based on their respective fair values. The allocation of the purchase price reflected in the Unaudited Pro Forma Consolidated Financial Statements is preliminary. The adjustments that have been included in the Unaudited Pro Forma Consolidated Financial Statements will change based upon the final allocation of the purchase price when additional information concerning asset and liability valuation is obtained. The actual allocation of the purchase price and the resulting effect on operating income may differ from the unaudited pro forma amounts included herein. However, the changes are not expected to have a material effect on the Unaudited Pro Forma Consolidated Financial Statements of the Company.

      The Company believes that the accounting used to reflect the above transactions provides a reasonable basis on which to present this unaudited pro forma consolidated financial data. The pro forma consolidated balance sheet and consolidated statements of operations are unaudited and were derived by adjusting the historical financial statements of Avis and VMS. The Unaudited Pro Forma Consolidated Financial Statements are provided for informational purposes only and should not be construed to be indicative of the Company's consolidated financial position or results of operations had the acquisition discussed in Item 2 been consummated on the dates assumed and do not project the Company's consolidated financial position or results of operations for any future date or period. The Unaudited Pro Forma Consolidated Financial Statements and accompanying notes should be read in conjunction with the Company's historical Financial Statements and the VMS combined Financial Statements.

(c)   Exhibits

Exhibit No.       Exhibit Description
-----------       --------------------------------------------------------------

2.1 Agreement and Plan of Merger and Reorganization, dated as of May 22, 1999, by and among PHH Corporation, PHH Holdings Corporation, Avis Rent A Car, Inc. and Avis Fleet Leasing and Management Corporation.

2.2 Amendment to Agreement and Plan of Merger and Reorganization, dated as of June 30, 1999, by and among PHH Corporation, PHH Holdings Corporation, Avis Rent A Car, Inc. and Avis Fleet Leasing and Management Corporation.

23.1              Consent of Deloitte & Touche LLP.

99.1 Combined Financial Statements as of December 31, 1998 and 1997 and for the Years Ended December 31, 1998, 1997 and 1996 and Unaudited Condensed Combined Financial Statements as of March 31, 1999 and for the Three Months Ended March 31, 1999 and 1998 of PHH Vehicle Management Services.

99.2              Unaudited Pro Forma Consolidated Financial Data.

99.3              Press Release of the Company, dated June 30, 1999.

99.4 Certificate of Designation of Powers, Preferences and Special Rights of Series A Cumulative Participating Redeemable Convertible Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Avis Fleet Leasing and Management Corporation.

99.5 Certificate of Designation of Powers, Preferences and Special Rights of Series B Cumulative PIK Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Avis Fleet Leasing and Management Corporation.

99.6 Certificate of Designation of Powers, Preferences and Special Rights of Series C Cumulative Redeemable Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Avis Fleet Leasing and Management Corporation.

ITEM 8. CHANGE IN FISCAL YEAR.

      Not applicable

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

      Not applicable

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AVIS RENT A CAR, INC.

                                              (Registrant)


Date: July 15, 1999                           By: /s/ Kevin M. Sheehan
                                                  ----------------------------
                                                  Kevin M. Sheehan
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                 Exhibit Index

Exhibit No.       Exhibit Description
-----------       --------------------------------------------------------------

2.1 Agreement and Plan of Merger and Reorganization, dated as of May 22, 1999, by and among PHH Corporation, PHH Holdings Corporation, Avis Rent A Car, Inc. and Avis Fleet Leasing and Management Corporation.

2.2 Amendment to Agreement and Plan of Merger and Reorganization, dated as of June 30, 1999, by and among PHH Corporation, PHH Holdings Corporation, Avis Rent A Car, Inc. and Avis Fleet Leasing and Management Corporation.

23.1              Consent of Deloitte & Touche LLP.

99.1 Combined Financial Statements as of December 31, 1998 and 1997 and for the Years Ended December 31, 1998, 1997 and 1996 and Unaudited Condensed Combined Financial Statements as of March 31, 1999 and for the Three Months Ended March 31, 1999 and 1998 of PHH Vehicle Management Services.

99.2              Unaudited Pro Forma Consolidated Financial Data.

99.3              Press Release of the Company, dated June 30, 1999.

99.4 Certificate of Designation of Powers, Preferences and Special Rights of Series A Cumulative Participating Redeemable Convertible Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Avis Fleet Leasing and Management Corporation.

99.5 Certificate of Designation of Powers, Preferences and Special Rights of Series B Cumulative PIK Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Avis Fleet Leasing and Management Corporation.

99.6 Certificate of Designation of Powers, Preferences and Special Rights of Series C Cumulative Redeemable Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Avis Fleet Leasing and Management Corporation.